September 6, 2018

DBX ETF TRUST

Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF

Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF

(each, a “Fund” and collectively the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information dated July 31, 2018

The Funds are not yet in operation and thus are not currently offered by DBX ETF Trust.

Please retain this supplement for future reference.